     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 2004

                                                     REGISTRATION NO. 333-111668
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 8

                                       TO
                                   FORM S-11
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         NEW YORK MORTGAGE TRUST, INC.
      (Exact Name of Registrant as Specified in its Governing Instruments)

                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 634-9400
         (Address, Including Zip Code, and Telephone Number, including
            Area Code, of Registrant's Principal Executive Offices)

                               STEVEN B. SCHNALL
                                 DAVID A. AKRE
                          CO-CHIEF EXECUTIVE OFFICERS
                         NEW YORK MORTGAGE TRUST, INC.
                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 634-9400
                           (212) 655-6269 (TELECOPY)
               (Name, Address, Including Zip Code, and Telephone
               Number, Including Area Code, of Agent for Service)

                             ---------------------

                                   COPIES TO:

                DANIEL M. LEBEY, ESQ.                                   KAREN A. DEWIS, ESQ.
                HUNTON & WILLIAMS LLP                                CHRISTOPHER E. BROWN, ESQ.
             RIVERFRONT PLAZA, EAST TOWER                            MCDERMOTT WILL & EMERY LLP
                  951 E. BYRD STREET                                   600 13TH STREET, N.W.
            RICHMOND, VIRGINIA 23219-4074                           WASHINGTON, D.C. 20005-3096
                    (804) 788-8200                                         (202) 756-8000
              (804) 788-8218 (TELECOPY)                              (202) 756-8087 (TELECOPY)

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 31.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the costs and expense payable by the Registrant in connection with the issuance and distribution of common stock being registered. All amounts are estimates.

                                                               AMOUNT TO BE PAID
SEC registration fee........................................      $   28,527
NASD fee....................................................      $   30,500
NYSE listing fees...........................................      $  150,000
Transfer agent and registrar fees...........................      $   15,000
Legal fees and expenses.....................................      $1,100,000
Accounting fees and expenses................................      $  460,000
Printing and mailing fees...................................      $  475,000
Premiums for directors and officers insurance...............      $  650,000
Miscellaneous...............................................      $   90,973
                                                                  ----------
Total.......................................................      $3,000,000

ITEM 32.  SALES TO SPECIAL PARTIES.

     Not applicable.

ITEM 33.  RECENT SALES OF UNREGISTERED SECURITIES.

     Except for the sale of 100 shares to Steven B. Schnall, our chairman and co-chief executive officer, at an aggregate price of $10.00 in connection with the Registrant's formation in September 2003, there have been no sales of unregistered securities by the Registrant in the last three years. These 100 shares will be redeemed for the same price as the purchase price immediately prior to the completion of the Registrant's initial public offering.

ITEM 34.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

     Our charter authorizes us, to the maximum extent permitted by Maryland law, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer of us and at the request of us, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as a present or former director or officer of us and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of us and at the request of us, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her status as a present or former director or officer of us and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of us or a predecessor of us.

     Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and
(b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

ITEM 35.  TREATMENT OF PROCEEDS FROM STOCK BEING REGISTERED.

     Not applicable.

ITEM 36.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements included in the prospectus.


     (b) Exhibits



  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
   1.01        Form of Underwriting Agreement.******
   3.01        Articles of Amendment and Restatement of New York Mortgage
               Trust, Inc.******
   3.02        Bylaws of New York Mortgage Trust, Inc.******
   4.01        Form of Common Stock Certificate.******
   5.01        Opinion of Venable LLP.******
   8.01        Opinion of Hunton & Williams LLP with respect to certain tax matters.******
  10.01        Promissory Note, issued by The New York Mortgage Company,
               LLC on August 31, 2003, as amended and restated, on December
               23, 2003, in the principal amount of $2,574,352.00, payable to Joseph V. Fierro.*
  10.02        Promissory Note, issued by The New York Mortgage Company,
               LLC on August 31, 2003, as amended and restated, on December
               23, 2003, in the principal amount of $12,132,550.00 payable to Steven B. Schnall.*
  10.03        Master Repurchase Agreement between Credit Suisse First
               Boston Mortgage Capital LLC, The New York Mortgage Company,
               LLC, Steven B. Schnall and Joseph V. Fierro, dated October
               2, 2002.*

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.04        Amendment No. 1 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated December 4, 2002.*
  10.05        Amendment No. 2 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated February 20, 2003.*
  10.06        Amendment No. 3 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated April 22, 2003.*
  10.07        Amendment No. 4 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated July 1, 2003.*
  10.08        Amendment No. 5 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated July 7, 2003.*
  10.09        Amendment No. 6 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated July 31, 2003.*
  10.10        Amendment No. 7 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated August 4, 2003.*
  10.11        Amendment No. 8 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated August 9, 2003.*
  10.12        Amendment No. 9 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated August 28, 2003.*
  10.13        Amendment No. 10 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated September 17, 2003.*
  10.14        Amendment No. 11 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated October 1, 2003.*
  10.15        Amendment No. 12 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated October 31, 2003.*
  10.16        Amendment No. 13 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated December 19, 2003.*
  10.17        Credit Note between HSBC Bank USA and The New York Mortgage
               Company LLC, dated as of March 30, 2001.*
  10.18        Credit and Security Agreement between HSBC Bank USA and The
               New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.19        First Amended Credit Note, dated as of May 24, 2001, between
               HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.20        First Amended Credit and Security Agreement, dated as of May
               24, 2001, between HSBC Bank USA and The New York Mortgage
               Company LLC, dated as of March 30, 2001.*
  10.21        Second Amended Credit Note, dated as of June 18, 2001,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.22        Second Amended Credit and Security Agreement, dated June 18,
               2001, between HSBC Bank USA and The New York Mortgage
               Company LLC, dated as of March 30, 2001.*
  10.23        Third Amended Credit Note, dated as of November 13, 2001,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.24        Third Amended Credit and Security Agreement, dated as of
               November 13, 2001, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.*
  10.25        Fourth Amended Credit Note, dated as of January 16, 2002,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.26        Fourth Amended Credit and Security Agreement, dated as of
               January 16, 2002, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.*
  10.27        Fifth Amended Credit Note, dated as of April 29, 2002,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.28        Fifth Amended Credit and Security Agreement, dated as of
               April 29, 2002, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.*
  10.29        Extension Letter, dated August 26, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.30        Extension Letter, dated September 11, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.31        Extension Letter, dated October 28, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.32        Extension Letter, dated November 27, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.33        Extension Letter, dated April 15, 2003, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.34        Extension Letter, dated June 24, 2003, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.35        Guaranty between HSBC Bank USA, The New York Mortgage
               Company LLC and Steven Schnall, dated as of March 30,
               2001.**
  10.36        Guaranty between HSBC Bank USA, The New York Mortgage
               Company LLC and Joseph V. Fierro, dated as of March 30,
               2001.**
  10.37        First Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of May 24,
               2001.*
  10.38        First Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of May
               24, 2001.*
  10.39        Warehousing Credit Agreement, among The New York Mortgage
               Company LLC, Steven B. Schnall, Joseph V. Fierro and
               National City Bank of Kentucky, dated January 25, 2002.*
  10.40        First Amendment, dated April 2002, to Warehousing Credit
               Agreement, among The New York Mortgage Company LLC, Steven
               B. Schnall, Joseph V. Fierro and National City Bank of
               Kentucky, dated January 25, 2002.*
  10.41        Second Amendment, dated June 3, 2002, to Warehousing Credit
               Agreement, among The New York Mortgage Company LLC, Steven
               B. Schnall, Joseph V. Fierro and National City Bank of
               Kentucky, dated January 25, 2002.*
  10.42        Third Amendment, dated November   , 2002, to Warehousing
               Credit Agreement, among The New York Mortgage Company LLC,
               Steven B. Schnall, Joseph V. Fierro and National City Bank
               of Kentucky, dated January 25, 2002.*
  10.43        Fourth Amendment, dated June 15, 2003, to Warehousing Credit
               Agreement, among The New York Mortgage Company LLC, Steven
               B. Schnall, Joseph V. Fierro and National City Bank of
               Kentucky, dated January 25, 2002.*

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.44        Warehouse Promissory Note, between The New York Mortgage
               Company, LLC and National City Bank of Kentucky, dated
               January 25, 2002.*
  10.45        Amended and Restated Warehouse Promissory Note, between The
               New York Mortgage Company, LLC and National City Bank of
               Kentucky, dated June 3, 2002.*
  10.46        Warehousing Credit Agreement, between New York Mortgage
               Company, LLC, Steven B. Schnall, Joseph V. Fierro and
               National City Bank of Kentucky, dated as of January 25,
               2002.*
  10.47        Pledge and Security Agreement, between The New York Mortgage
               Company, LLC and National City Bank of Kentucky, dated as of
               January 25, 2002.*
  10.48        Unconditional and Continuing Guaranty of Payment by Steven
               B. Schnall to National City Bank of Kentucky, dated January
               25, 2002.*
  10.49        Unconditional and Continuing Guaranty of Payment by Joseph
               V. Fierro to National City Bank of Kentucky, dated January
               25, 2002.*
  10.50        Amended and Restated Unconditional and Continuing Guaranty
               of Payment by Steven B. Schnall to National City Bank of
               Kentucky, dated June 15, 2003.*
  10.51        Amended and Restated Unconditional and Continuing Guaranty
               of Payment by Joseph V. Fierro to National City Bank of
               Kentucky, dated June 15, 2003.*
  10.52        Inter-Creditor Agreement, between National City Bank of
               Kentucky and HSBC Bank USA, dated January 25, 2002.*
  10.53        Whole Loan Purchase and Sale Agreement/Mortgage Loan
               Purchase and Sale Agreement between The New York Mortgage
               Company, LLC and Greenwich Capital Financial Products, Inc.,
               dated as of September 1, 2003.*
  10.54        Whole Loan Custodial Agreement/Custodial Agreement between
               Greenwich Capital Financial Products, Inc., The New York
               Mortgage Company, LLC and LaSalle Bank National Association,
               dated as of September 1, 2003.*
  10.55        Form of New York Mortgage Trust, Inc. 2004 Stock Incentive
               Plan.***
  10.56        Contribution Agreement by and among Steven B. Schnall and
               Joseph V. Fierro and New York Mortgage Trust, Inc., dated
               December 22, 2003.**
  10.57        Agreement by and among New York Mortgage Trust, Inc., The
               New York Mortgage Company, LLC, Steven B. Schnall and Joseph
               V. Fierro, dated December 23, 2003.**
  10.58        Sixth Amended Credit and Security Agreement, dated as of
               August 11, 2003, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.**
  10.59        Temporary Overadvance Note, dated as of August 11, 2003,
               between HSBC Bank USA and The New York Mortgage Company
               LLC.**
  10.60        Second Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of June
               18, 2001.**
  10.61        Second Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of June
               18, 2001.**
  10.62        Third Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of
               November 13, 2001.**
  10.63        Third Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of
               November 13, 2001.**
  10.64        Fourth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of January
               16, 2002.**
  10.65        Fourth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of
               January 16, 2002.**
  10.66        Fifth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of April
               29, 2002.**
  10.67        Fifth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of April
               29, 2002.**

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.68        Sixth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of August
               11, 2003.**
  10.69        Sixth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of
               August 11, 2003.**
  10.70        Credit and Security Agreement by and among HSBC Bank USA,
               National City Bank of Kentucky and The New York Mortgage
               Company LLC, dated as of December 15, 2003.**
  10.71        Guaranty between HSBC Bank USA, National City Bank of
               Kentucky, The New York Mortgage Company LLC and Steven B.
               Schnall, dated as of December 15, 2003.**
  10.72        Guaranty between HSBC Bank USA, National City Bank of
               Kentucky, The New York Mortgage Company LLC and Joseph V.
               Fierro, dated as of December 15, 2003.**
  10.73        Credit Note by and between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of December 15, 2003.**
  10.74        Credit Note by and between National City Bank of Kentucky
               and The New York Mortgage Company LLC, dated as of December
               15, 2003.**
  10.75        Swingline Note by and between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of December 15, 2003.**
  10.76        Custodial Agreement by and among Greenwich Capital Financial
               Products, Inc., The New York Mortgage Corporation LLC and
               Deutsche Bank Trust Company Americas, dated as of August 1,
               2003.**
  10.77        Master Mortgage Loan Purchase and Interim Servicing
               Agreement by and between The New York Mortgage Company
               L.L.C. and Greenwich Capital Financial Products, Inc., dated as of August 1, 2003.**
  10.78        Subordination and Pledge Agreement by and between HSBC Bank
               USA and Steven B. Schnall, dated as of December 15, 2003.**
  10.79        Subordination and Pledge Agreement by and between HSBC Bank
               USA and Joseph V. Fierro, dated as of December 15, 2003.**
  10.80        Second Amended and Restated Promissory Note, issued by The
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated, on December 23, 2003 and
               February 26, 2004, in the principal amount of $11,432,550
               payable to Steven B. Schnall.***
  10.81        Second Amended and Restated Promissory Note, issued by The
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated, on December 23, 2003 and
               February 26, 2004, in the principal amount of $2,274,352,
               payable to Joseph V. Fierro.***
  10.82        Promissory Note, issued by New York Mortgage Funding, LLC on
               January 9, 2004 in the principal amount of $100,000,000.00, payable to Greenwich Capital Financial Products, Inc.***
  10.83        Guaranty between the New York Mortgage Company, LLC and
               Greenwich Capital Financial Products, Inc., dated as of
               January 9, 2004.***
  10.84        Master Loan and Security Agreement between New York Mortgage
               Funding, LLC and Greenwich Capital Financial Products, Inc.,
               dated as of January 9, 2004.***
  10.85        Custodial Agreement between New York Mortgage Funding, LLC,
               Deutche Bank Trust Company Americas and Greenwich Capital
               Financial Products, Inc., dated as of January 9, 2004.
  10.86        Amendment Number One, dated November 24, 2003, to the Master
               Mortgage Loan Purchase and Interim Servicing Agreement,
               dated as of August 1, 2003.***
  10.87        Amended and Restated Contribution Agreement, by and among
               Steven B. Schnall, Steven B. Schnall Annuity Trust U/A
               3/25/04, Joseph V. Fierro, 2004 Joseph V. Fierro Grantor
               Retained Annuity Trust and New York Mortgage Trust, Inc.,
               dated March 25, 2004.***
  10.88        Second Amended and Restated Contribution Agreement, by and
               among Steven B. Schnall, Steven B. Schnall Annuity Trust U/A
               3/25/04, Joseph V. Fierro, 2004 Joseph V. Fierro Grantor
               Retained Annuity Trust and New York Mortgage Trust, Inc.,
               dated April 29, 2004.****
  10.89        Amended and Restated Agreement by and among New York
               Mortgage Trust, Inc., The New York Mortgage Company, LLC,
               Steven B. Schnall and Joseph V. Fierro, dated April 29,
               2004.****

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.90        Third Amended and Restated Promissory Note, issued by The
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated on December 23, 2003, February
               26, 2004 and May 26, 2004, in the principal amount of
               $11,432,550 payable to Steven B. Schnall.*****
  10.91        Third Amended and Restated Promissory Note, issued by the
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated, on December 23, 2003, February
               26, 2004 and May 26, 2004, in the principal amount of
               $2,274,352 payable to Joseph V. Fierro. *****
  10.92        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Steven B. Schnall.******
  10.93        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and David A. Akre.******
  10.94        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Raymond A. Redlingshafer, Jr.******
  10.95        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Michael I. Wirth.******
  10.96        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Joseph V. Fierro.******
  10.97        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Steven R. Mumma.******
  21.01        List of Subsidiaries of the Registrant.**
  23.01        Consent of Deloitte & Touche LLP.*******
  23.02        Consent of Venable LLP (included in Exhibit 5.01).******
  23.03        Consent of Hunton & Williams LLP (included in Exhibit
               8.01).******
  24.01        Power of Attorney (included on signature page of the
               Registration Statement filed with the Securities and
               Exchange Commission on December 31, 2003).
  99.01        Consent of David R. Bock to being named as a director.***
  99.02        Consent of Alan L. Hainey to being named as a director.***
  99.03        Consent of Steven G. Norcutt to being named as a
               director.***
  99.04        Consent of Mary Dwyer Pembroke to being named as a
               director.***
  99.05        Consent of Jerome F. Sherman to being named as a
               director.***
  99.06        Consent of Thomas W. White to being named as a director.***

---------------

      * Previously filed as an exhibit to the Company's Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

      ** Previously filed as an exhibit to Amendment No. 1 to the Company's
         Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

    *** Previously filed as an exhibit to Amendment No. 2 to the Company's
        Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

   **** Previously filed as an exhibit to Amendment No. 4 to the Company's
        Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

  ***** Previously filed as an exhibit to Amendment No. 5 to the Company's
        Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

 ****** Previously filed as an exhibit to Amendment No. 6 to the Company's
        Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.


******* Previously filed as an exhibit to Amendment No. 7 to the Company's
        Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.


ITEM 37.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes as follows:

          (1) That, for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the final prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of these securities being registered which remain unsold at the termination of the offering.

          (4) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to director, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Amendment No. 8 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on June 23, 2004.


                                          NEW YORK MORTGAGE TRUST, INC.
                                          (Registrant)


                                          By:       /s/ DAVID A. AKRE

                                            ------------------------------------

                                              Name: David A. Akre

                                              Title:  Co-Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 8 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                            TITLE                      DATE
          ---------                            -----                      ----



              *                      Chairman of the Board and        June 23, 2004
------------------------------       Co-Chief Executive Officer
      Steven B. Schnall            (Principal Executive Officer)




      /s/ DAVID A. AKRE           Director and Co-Chief Executive     June 23, 2004
------------------------------                Officer
        David A. Akre




              *                       Chief Financial Officer,        June 23, 2004
------------------------------            Vice President,
       Michael I. Wirth               Secretary and Treasurer
                                      (Principal Financial and
                                        Accounting Officer)




/s/ RAYMOND A. REDLINGSHAFER,      Director, President and Chief      June 23, 2004
             JR.                         Investment Officer
------------------------------
Raymond A. Redlingshafer, Jr.


*By Raymond A. Redlingshafer, Jr., as Attorney in Fact.

                               INDEX TO EXHIBITS

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
   1.01        Form of Underwriting Agreement.******
   3.01        Articles of Amendment and Restatement of New York Mortgage
               Trust, Inc.******
   3.02        Bylaws of New York Mortgage Trust, Inc.******
   4.01        Form of Common Stock Certificate.******
   5.01        Opinion of Venable LLP.******
   8.01        Opinion of Hunton & Williams LLP with respect to certain tax matters.******
  10.01        Promissory Note, issued by The New York Mortgage Company,
               LLC on August 31, 2003, as amended and restated, on December
               23, 2003, in the principal amount of $2,574,352.00, payable to Joseph V. Fierro.*
  10.02        Promissory Note, issued by The New York Mortgage Company,
               LLC on August 31, 2003, as amended and restated, on December
               23, 2003, in the principal amount of $12,132,550.00 payable to Steven B. Schnall.*
  10.03        Master Repurchase Agreement between Credit Suisse First
               Boston Mortgage Capital LLC, The New York Mortgage Company,
               LLC, Steven B. Schnall and Joseph V. Fierro, dated October
               2, 2002.*
  10.04        Amendment No. 1 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated December 4, 2002.*
  10.05        Amendment No. 2 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated February 20, 2003.*
  10.06        Amendment No. 3 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated April 22, 2003.*
  10.07        Amendment No. 4 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated July 1, 2003.*
  10.08        Amendment No. 5 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated July 7, 2003.*
  10.09        Amendment No. 6 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated July 31, 2003.*
  10.10        Amendment No. 7 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated August 4, 2003.*
  10.11        Amendment No. 8 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated August 9, 2003.*
  10.12        Amendment No. 9 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated August 28, 2003.*
  10.13        Amendment No. 10 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated September 17, 2003.*
  10.14        Amendment No. 11 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated October 1, 2003.*

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.15        Amendment No. 12 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated October 31, 2003.*
  10.16        Amendment No. 13 to Master Repurchase Agreement between
               Credit Suisse First Boston Mortgage Capital LLC, The New
               York Mortgage Company, LLC, Steven B. Schnall and Joseph V.
               Fierro, dated December 19, 2003.*
  10.17        Credit Note between HSBC Bank USA and The New York Mortgage
               Company LLC, dated as of March 30, 2001.*
  10.18        Credit and Security Agreement between HSBC Bank USA and The
               New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.19        First Amended Credit Note, dated as of May 24, 2001, between
               HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.20        First Amended Credit and Security Agreement, dated as of May
               24, 2001, between HSBC Bank USA and The New York Mortgage
               Company LLC, dated as of March 30, 2001.*
  10.21        Second Amended Credit Note, dated as of June 18, 2001,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.22        Second Amended Credit and Security Agreement, dated June 18,
               2001, between HSBC Bank USA and The New York Mortgage
               Company LLC, dated as of March 30, 2001.*
  10.23        Third Amended Credit Note, dated as of November 13, 2001,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.24        Third Amended Credit and Security Agreement, dated as of
               November 13, 2001, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.*
  10.25        Fourth Amended Credit Note, dated as of January 16, 2002,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.26        Fourth Amended Credit and Security Agreement, dated as of
               January 16, 2002, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.*
  10.27        Fifth Amended Credit Note, dated as of April 29, 2002,
               between HSBC Bank USA and The New York Mortgage Company LLC, dated as of March 30, 2001.*
  10.28        Fifth Amended Credit and Security Agreement, dated as of
               April 29, 2002, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.*
  10.29        Extension Letter, dated August 26, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.30        Extension Letter, dated September 11, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.31        Extension Letter, dated October 28, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.32        Extension Letter, dated November 27, 2002, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.33        Extension Letter, dated April 15, 2003, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.34        Extension Letter, dated June 24, 2003, to Credit and
               Security Agreement between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001, as
               amended.*
  10.35        Guaranty between HSBC Bank USA, The New York Mortgage
               Company LLC and Steven Schnall, dated as of March 30,
               2001.**
  10.36        Guaranty between HSBC Bank USA, The New York Mortgage
               Company LLC and Joseph V. Fierro, dated as of March 30,
               2001.**
  10.37        First Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of May 24,
               2001.*

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.38        First Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of May
               24, 2001.*
  10.39        Warehousing Credit Agreement, among The New York Mortgage
               Company LLC, Steven B. Schnall, Joseph V. Fierro and
               National City Bank of Kentucky, dated January 25, 2002.*
  10.40        First Amendment, dated April 2002, to Warehousing Credit
               Agreement, among The New York Mortgage Company LLC, Steven
               B. Schnall, Joseph V. Fierro and National City Bank of
               Kentucky, dated January 25, 2002.*
  10.41        Second Amendment, dated June 3, 2002, to Warehousing Credit
               Agreement, among The New York Mortgage Company LLC, Steven
               B. Schnall, Joseph V. Fierro and National City Bank of
               Kentucky, dated January 25, 2002.*
  10.42        Third Amendment, dated November   , 2002, to Warehousing
               Credit Agreement, among The New York Mortgage Company LLC,
               Steven B. Schnall, Joseph V. Fierro and National City Bank
               of Kentucky, dated January 25, 2002.*
  10.43        Fourth Amendment, dated June 15, 2003, to Warehousing Credit
               Agreement, among The New York Mortgage Company LLC, Steven
               B. Schnall, Joseph V. Fierro and National City Bank of
               Kentucky, dated January 25, 2002.*
  10.44        Warehouse Promissory Note, between The New York Mortgage
               Company, LLC and National City Bank of Kentucky, dated
               January 25, 2002.*
  10.45        Amended and Restated Warehouse Promissory Note, between The
               New York Mortgage Company, LLC and National City Bank of
               Kentucky, dated June 3, 2002.*
  10.46        Warehousing Credit Agreement, between New York Mortgage
               Company, LLC, Steven B. Schnall, Joseph V. Fierro and
               National City Bank of Kentucky, dated as of January 25,
               2002.*
  10.47        Pledge and Security Agreement, between The New York Mortgage
               Company, LLC and National City Bank of Kentucky, dated as of
               January 25, 2002.*
  10.48        Unconditional and Continuing Guaranty of Payment by Steven
               B. Schnall to National City Bank of Kentucky, dated January
               25, 2002.*
  10.49        Unconditional and Continuing Guaranty of Payment by Joseph
               V. Fierro to National City Bank of Kentucky, dated January
               25, 2002.*
  10.50        Amended and Restated Unconditional and Continuing Guaranty
               of Payment by Steven B. Schnall to National City Bank of
               Kentucky, dated June 15, 2003.*
  10.51        Amended and Restated Unconditional and Continuing Guaranty
               of Payment by Joseph V. Fierro to National City Bank of
               Kentucky, dated June 15, 2003.*
  10.52        Inter-Creditor Agreement, between National City Bank of
               Kentucky and HSBC Bank USA, dated January 25, 2002.*
  10.53        Whole Loan Purchase and Sale Agreement/Mortgage Loan
               Purchase and Sale Agreement between The New York Mortgage
               Company, LLC and Greenwich Capital Financial Products, Inc.,
               dated as of September 1, 2003.*
  10.54        Whole Loan Custodial Agreement/Custodial Agreement between
               Greenwich Capital Financial Products, Inc., The New York
               Mortgage Company, LLC and LaSalle Bank National Association,
               dated as of September 1, 2003.*
  10.55        Form of New York Mortgage Trust, Inc. 2004 Stock Incentive
               Plan.***
  10.56        Contribution Agreement by and among Steven B. Schnall and
               Joseph V. Fierro and New York Mortgage Trust, Inc., dated
               December 22, 2003.**
  10.57        Agreement by and among New York Mortgage Trust, Inc., The
               New York Mortgage Company, LLC, Steven B. Schnall and Joseph
               V. Fierro, dated December 23, 2003.**
  10.58        Sixth Amended Credit and Security Agreement, dated as of
               August 11, 2003, between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of March 30, 2001.**
  10.59        Temporary Overadvance Note, dated as of August 11, 2003,
               between HSBC Bank USA and The New York Mortgage Company
               LLC.**
  10.60        Second Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of June
               18, 2001.**

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.61        Second Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of June
               18, 2001.**
  10.62        Third Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of
               November 13, 2001.**
  10.63        Third Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of
               November 13, 2001.**
  10.64        Fourth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of January
               16, 2002.**
  10.65        Fourth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of
               January 16, 2002.**
  10.66        Fifth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of April
               29, 2002.**
  10.67        Fifth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of April
               29, 2002.**
  10.68        Sixth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Steven Schnall, dated as of August
               11, 2003.**
  10.69        Sixth Amended Guaranty between HSBC Bank USA, The New York
               Mortgage Company LLC and Joseph V. Fierro, dated as of
               August 11, 2003.**
  10.70        Credit and Security Agreement by and among HSBC Bank USA,
               National City Bank of Kentucky and The New York Mortgage
               Company LLC, dated as of December 15, 2003.**
  10.71        Guaranty between HSBC Bank USA, National City Bank of
               Kentucky, The New York Mortgage Company LLC and Steven B.
               Schnall, dated as of December 15, 2003.**
  10.72        Guaranty between HSBC Bank USA, National City Bank of
               Kentucky, The New York Mortgage Company LLC and Joseph V.
               Fierro, dated as of December 15, 2003.**
  10.73        Credit Note by and between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of December 15, 2003.**
  10.74        Credit Note by and between National City Bank of Kentucky
               and The New York Mortgage Company LLC, dated as of December
               15, 2003.**
  10.75        Swingline Note by and between HSBC Bank USA and The New York
               Mortgage Company LLC, dated as of December 15, 2003.**
  10.76        Custodial Agreement by and among Greenwich Capital Financial
               Products, Inc., The New York Mortgage Corporation LLC and
               Deutsche Bank Trust Company Americas, dated as of August 1,
               2003.**
  10.77        Master Mortgage Loan Purchase and Interim Servicing
               Agreement by and between The New York Mortgage Company
               L.L.C. and Greenwich Capital Financial Products, Inc., dated as of August 1, 2003.**
  10.78        Subordination and Pledge Agreement by and between HSBC Bank
               USA and Steven B. Schnall, dated as of December 15, 2003.**
  10.79        Subordination and Pledge Agreement by and between HSBC Bank
               USA and Joseph V. Fierro, dated as of December 15, 2003.**
  10.80        Second Amended and Restated Promissory Note, issued by The
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated, on December 23, 2003 and
               February 26, 2004, in the principal amount of $11,432,550
               payable to Steven B. Schnall.***
  10.81        Second Amended and Restated Promissory Note, issued by The
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated, on December 23, 2003 and
               February 26, 2004, in the principal amount of $2,274,352,
               payable to Joseph V. Fierro.***
  10.82        Promissory Note, issued by New York Mortgage Funding, LLC on
               January 9, 2004 in the principal amount of $100,000,000.00, payable to Greenwich Capital Financial Products, Inc.***
  10.83        Guaranty between the New York Mortgage Company, LLC and
               Greenwich Capital Financial Products, Inc., dated as of
               January 9, 2004.***

  EXHIBIT
   NUMBER                             EXHIBIT TITLE
  -------                             -------------
  10.84        Master Loan and Security Agreement between New York Mortgage
               Funding, LLC and Greenwich Capital Financial Products, Inc.,
               dated as of January 9, 2004.***
  10.85        Custodial Agreement between New York Mortgage Funding, LLC,
               Deutche Bank Trust Company Americas and Greenwich Capital
               Financial Products, Inc., dated as of January 9, 2004.***
  10.86        Amendment Number One, dated November 24, 2003, to the Master
               Mortgage Loan Purchase and Interim Servicing Agreement,
               dated as of August 1, 2003.***
  10.87        Amended and Restated Contribution Agreement, by and among
               Steven B. Schnall, Steven B. Schnall Annuity Trust U/A
               3/25/04, Joseph V. Fierro, 2004 Joseph V. Fierro Grantor
               Retained Annuity Trust and New York Mortgage Trust, Inc.,
               dated March 25, 2004.***
  10.88        Second Amended and Restated Contribution Agreement, by and
               among Steven B. Schnall, Steven B. Schnall Annuity Trust U/A
               3/25/04, Joseph V. Fierro, 2004 Joseph V. Fierro Grantor
               Retained Annuity Trust and New York Mortgage Trust, Inc.,
               dated April 29, 2004.****
  10.89        Amended and Restated Agreement by and among New York
               Mortgage Trust, Inc., The New York Mortgage Company, LLC,
               Steven B. Schnall and Joseph V. Fierro, dated April 29,
               2004.****
  10.90        Third Amended and Restated Promissory Note, issued by The
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated on December 23, 2003, February
               26, 2004 and May 26, 2004, in the principal amount of
               $11,432,550 payable to Steven B. Schnall.*****
  10.91        Third Amended and Restated Promissory Note, issued by the
               New York Mortgage Company, LLC on August 31, 2003, as
               further amended and restated, on December 23, 2003, February
               26, 2004 and May 26, 2004, in the principal amount of
               $2,274,352 payable to Joseph V. Fierro. *****
  10.92        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Steven B. Schnall.******
  10.93        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and David A. Akre.******
  10.94        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Raymond A. Redlingshafer, Jr.******
  10.95        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Michael I. Wirth.******
  10.96        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Joseph V. Fierro.******
  10.97        Form of Employment Agreement between New York Mortgage
               Trust, Inc. and Steven R. Mumma.******
  21.01        List of Subsidiaries of the Registrant.**
  23.01        Consent of Deloitte & Touche LLP.*******
  23.02        Consent of Venable LLP (included in Exhibit 5.01).******
  23.03        Consent of Hunton & Williams LLP (included in Exhibit
               8.01).******
  24.01        Power of Attorney (included on signature page of the
               Registration Statement filed with the Securities and
               Exchange Commission on December 31, 2003).
  99.01        Consent of David R. Bock to being named as a director.***
  99.02        Consent of Alan L. Hainey to being named as a director.***
  99.03        Consent of Steven G. Norcutt to being named as a
               director.***
  99.04        Consent of Mary Dwyer Pembroke to being named as a
               director.***
  99.05        Consent of Jerome F. Sherman to being named as a
               director.***
  99.06        Consent of Thomas W. White to being named as a director.***

---------------

       * Previously filed as an exhibit to the Company's Registration Statement on Form S-11 Registration No. 333-111668, and incorporated by reference herein.

      ** Previously filed as an exhibit to Amendment No. 1 to the Company's
         Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

     *** Previously filed as an exhibit to Amendment No. 2 to the Company's
         Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

     **** Previously filed as an exhibit to Amendment No. 4 to the Company's
          Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

   ***** Previously filed as an exhibit to Amendment No. 5 to the Company's
         Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.

  ****** Previously filed as an exhibit to Amendment No. 6 to the Company's
         Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.


******* Previously filed as an exhibit to Amendment No. 7 to the Company's
        Registration Statement on Form S-11, Registration No. 333-111668, and incorporated by reference herein.